(LEUTHOLD CORE INVESTMENT FUND)

                                 Annual Report
                               September 30, 2001

DEAR FELLOW SHAREHOLDERS:

  AS I WRITE THIS THE FINANCIAL CENTER OF THE WORLD REMAINS ENVELOPED IN A
CLOUD OF SADNESS. THE RUBBLE WILL ULTIMATELY DISAPPEAR, BUT THE PERSONAL PAIN OF LOSING FRIENDS AND LOVED ONES WILL NOT. OUR OFFICES IN MINNEAPOLIS ARE WELL AWAY FROM THE EPICENTER OF THE SEPTEMBER 11TH HOLOCAUST. THE SAME IS TRUE FOR MOST OF YOU. WE CAN MOURN, EMPATHIZE AND WRITE CHECKS BUT WE WILL NEVER FEEL THE TERRIBLE AGONY AND PAIN OF THOSE SO DIRECTLY CONNECTED.

  THE LAST 12-MONTHS HAVE BEEN A HORRIBLE PERIOD FOR MOST EQUITY ORIENTED
MUTUAL FUND INVESTORS. The average U.S. diversified stock fund, according to Lipper, was down 27.21% from September 30, 2000, through September 30, 2001. The S&P 500 was down 26.60% over this period, with the NASDAQ Composite down a huge 53.91%. The stock market peaked in March of 2000, and the decline from that peak through the post-Attack closing low of September 21, 2001, was -37% for the S&P 500 and an unprecedented -72% for the NASDAQ. THIS WAS THE LARGEST DECLINE EVER FOR THE TECH HEAVY NASDAQ AND THE DEEPEST DECLINE IN THE LAST QUARTER CENTURY FOR THE S&P 500. Many have seen the value of their retirement funds decline 50%, with tech and Internet-heavy funds down even more. It doesn't get much worse than this.

     o In last year's annual report we were pleased to report the Leuthold Core Investment Fund posted a gain of 21% in a tough market environment. IN THE LAST 12 MONTHS ENDING 9/30/01 YOUR FUND LOST 6.16% IN A MUCH TOUGHER STOCK MARKET ENVIRONMENT. We never like to lose, at the same time, on a relative basis, it does compare favorably with the S&P 500's loss of 26.60% over this same time frame, and with the typical diversified stock fund's 27.21% decline.

  THIS FUND'S DEFINITION OF LONG TERM INVESTMENT SUCCESS IS MAKING...AND
KEEPING IT. Thus, I'm somewhat disappointed with the fund's 6.16% loss recorded over the last twelve months, even though it looks very good relative to others. STILL, ON A 24-MONTH BASIS OUR FUND HAS PRODUCED A POSITIVE 6.54% ANNUALIZED TOTAL RETURN COMPARED TO A NEGATIVE -8.81% RETURN FOR THE S&P 500. And, the fund's five-year annualized total return of 10.31% still nicely fits our view of long-term investment success.

THIRD QUARTER 2001...WORST QUARTER IN THE FUND'S HISTORY

  Earlier in 2001 the fund had increased equity exposure to 65%, close to our normal maximum of 70%. The plunging stock market in the third quarter blind-sided the fund as the S&P 500 fell 14.67% during this "Attack" quarter, and the NASDAQ plunged 30.59%. The Leuthold Core Investment Fund fell 13.98%, the worst quarter in our history. This one quarter wiped out this year's gains and then some, producing the fund's 12-month loss of 6.16%.

CURRENT OUTLOOK

  In early October 2001 the fund's equity exposure was reduced to 50% as the market rallied from its Post-Attack lows. I consider this a "neutral" stance. For now we are holding 50% in equities, 36% in various fixed income and 14% in cash equivalents. The War On Terrorists seems destined to be a long and often frustrating campaign. The new terrorist risks, real and imagined, are an increasingly unsettling factor. But in terms of the economy, the shorter-term negatives may actually make the economic rebound more dynamic when it does occur (first half of 2002?).

  KEEP IN MIND; STOCK MARKET BOTTOMS ARE USUALLY MADE WHEN THINGS LOOK THE WORST. Since recording highs in the spring of 2000, the NASDAQ has collapsed over 70%, with the S&P 500 down 37%. The market even now may be very close to its low point. But we will let the disciplines of the Major Trend Index guide us in the remainder of 2001.

  Our current neutral stance now matches the neutral reading of The Leuthold Group's Major Trend Index, which is a weekly assessment of the stock market, based on over 170 components. Should this work improve significantly in coming months, stock market equity exposure would likely increase, whereas further significant deterioration would be cause for further reduction in equity exposure.

IN SUMMARY

  The Leuthold Core Investment Fund was designed to be the lower risk "core" of a total investment program, with the flexibility to invest in a variety of investment alternatives, after first evaluating the risk and return potential (see portfolio detail herein). Over the last twelve months ending 9/30/01, assets in the fund have grown from $87 million to $117 million. We appreciate the support and vote of confidence from Registered Investment Advisors and from individual shareholders. We at Leuthold Weeden Capital Management will continue to work hard to maintain your support and confidence.

Sincerely,

/s/Steve Leuthold

Steve Leuthold
Chairman

FOR THE "NUMBER CRUNCHERS"

  For the 3-year period ending 9/30/01, compared to Morningstar's Asset Allocation/Domestic Hybrid universe of 161 funds, here is how the fund ranks.

        o FUND'S 3-YEAR PORTFOLIO BETA (VOLATILITY/RISK) OF 0.20 IN LOWER 10% OF UNIVERSE.

        o FUND'S ALPHA (A MEASURE OF MANAGERS' "VALUE-ADDED") IS 2.34, RANKING IN THE TOP 18% OF THE UNIVERSE.

        o FUND'S "MORNINGSTAR RISK" SCORE OF 0.41 INDICATES THE FUND IS 59% LESS RISKY THAN THE AVERAGE DOMESTIC STOCK FUND.

  "Morningstar Risk" is calculated by plotting the fund's monthly returns in relation to T-bill returns. The average risk score for the fund's asset class is set equal to 1.00. A score of less than 1.00 demonstrates less risk.

     o The Leuthold Core Investment Fund is available on a no-load basis through a range of broker-dealers, including: TD Waterhouse, Pershing/CSFB Direct, Sungard/Expeditor, US Clearing, Fidelity, DATAlynx, StrongOne, Ameritrade, Vanguard, T. Rowe Price, E*Trade, Schwab OneSource, and American Express.

  Leuthold Weeden Capital Management, the fund's advisor, manages two additional investment strategies also available in no-load mutual fund formats:
The Leuthold Select Industries Fund, and the Grizzly Short Fund. For more information, please call 800-273-6886.

                      FOR PERIODS ENDED SEPTEMBER 30, 2001

                                                                                              AVERAGE ANNUAL RATE OF RETURN
                                                                                        ------------------------------------------
                                              3 MONTH       6 MONTH       1 YEAR        3 YEAR        5 YEAR       SINCE INCEPTION
                                              -------       -------       ------        ------        ------       ---------------
     Leuthold Core Investment Fund            -13.98%       -11.27%        -6.16%        6.56%        10.31%            9.69%
     Combined Index                            -6.62%        -1.74%        -4.98%        6.75%         8.79%            8.90%
     Lipper Flexible Fund Index               -10.01%        -6.22%       -16.61%        2.13%         6.47%            7.43%
     Morningstar Domestic Hybrid Index         -7.25%        -4.27%       -15.07%        1.86%         6.06%            6.96%
     S&P 500 Index                            -14.69%        -9.69%       -26.63%        2.03%        10.21%           11.68%

           A $10,000 INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

             Leuthold Core       Combined      Lipper Flexible       Morningstar
   Date     Investment Fund        Index          Fund Index       Domestic Hybrid       S&P 500 Index
   ----     ---------------        -----          ----------       ---------------       -------------
  11/95         $10,000           $10,000          $10,000             $10,000              $10,000
   3/96         $10,142           $10,396          $10,600             $10,242              $10,957
   6/96         $10,341           $10,618          $10,880             $10,476              $11,449
   9/96         $10,543           $10,817          $11,126             $10,740              $11,803
  12/96         $11,185           $11,286          $11,715             $11,295              $12,786
   3/97         $10,970           $11,179          $11,698             $11,374              $13,129
   6/97         $11,432           $12,165          $12,871             $12,473              $15,421
   9/97         $12,439           $13,055          $13,735             $13,293              $16,576
  12/97         $13,114           $13,257          $13,904             $13,443              $17,052
   3/98         $13,709           $14,052          $15,165             $14,418              $19,430
   6/98         $13,859           $14,149          $15,399             $14,575              $20,071
   9/98         $14,234           $13,549          $14,290             $13,725              $18,076
  12/98         $14,637           $14,861          $16,208             $15,119              $21,925
   3/99         $14,733           $14,635          $16,464             $15,241              $23,017
   6/99         $15,335           $15,361          $17,136             $15,857              $24,639
   9/99         $15,172           $14,952          $16,496             $15,281              $23,102
  12/99         $16,037           $16,081          $17,795             $16,365              $26,537
   3/00         $16,853           $16,764          $18,236             $16,800              $27,147
   6/00         $17,455           $16,697          $17,984             $16,649              $26,425
   9/00         $18,355           $17,280          $18,256             $16,983              $26,169
  12/00         $19,653           $17,159          $17,684             $16,728              $24,123
   3/01         $19,413           $16,709          $16,233             $15,148              $21,262
   6/01         $20,024           $17,583          $16,918             $15,635              $22,505
   9/01         $17,225           $16,419          $15,224             $14,501              $19,199

The Combined Index consists of an unmanaged portfolio of 45% common stocks (15% S&P 500 Index, 15% S&P 400 Midcap Index and 15% Russell 2000 Index), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ("LB G/C BI"), and 10% money market instruments (90-day U.S. T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than using the S&P 500 alone for the stock portion of the index.

The Lipper Flexible Fund Index is an equally weighted index of the largest 30 mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The Morningstar Domestic Hybrid Index is an index used for mutual funds with stock holdings of greater than 20%, but less than 70%, of the portfolio.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2001

ASSETS:
   Investments, at value
     (cost $120,282,842)                                          $113,665,894
   Receivable for investments sold                                   2,463,159
   Receivable for fund shares sold                                     317,541
   Interest receivable                                                 616,806
   Dividends receivable                                                 34,761
   Other assets                                                         17,398
                                                                  ------------
   Total Assets                                                    117,115,559
                                                                  ------------

LIABILITIES:
   Payable for fund shares purchased                                   178,124
   Payable to Custodian                                                  9,440
   Payable to Adviser                                                   94,351
   Accrued expenses and other liabilities                              120,929
                                                                  ------------
   Total Liabilities                                                   402,844
                                                                  ------------
NET ASSETS                                                        $116,712,715
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital  stock                                                 $124,551,414
   Distribution in excess of book
     net investment income                                             (59,768)
   Accumulated undistributed net
     realized loss on investments                                   (1,141,753)
   Net unrealized depreciation on:
       Investments                                                  (6,616,948)
       Foreign Currency                                                (20,230)
                                                                  ------------
   Total Net Assets                                               $116,712,715
                                                                  ------------
                                                                  ------------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                         10,685,892
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                       $10.92
                                                                        ------
                                                                        ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
   Dividend income                                                $  2,085,431
   Interest income                                                   3,055,733
                                                                  ------------
   Total investment income                                           5,141,164
                                                                  ------------

EXPENSES:
   Investment advisory fee                                           1,086,186
   Administration fee                                                   99,476
   Professional fees                                                    51,172
   Transfer agent fees and expenses                                     72,706
   Fund accounting fees and expenses                                    44,390
   Federal and state registration                                       45,929
   Custody fees                                                         42,464
   Reports to shareholders                                              16,688
   Insurance expense                                                    11,263
   Other                                                                   978
   Shareholder servicing fees and expenses                               7,642
   Directors' fees and expenses                                         17,572
                                                                  ------------
   Total expenses before dividends
     on short positions                                              1,496,466
   Dividends on short positions                                         10,803
                                                                  ------------
   Total expenses                                                    1,507,269
                                                                  ------------
NET INVESTMENT INCOME                                                3,633,895
                                                                  ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                                  (1,824,198)
       Short positions                                               2,343,515
       Foreign currency                                               (345,988)
   Change in unrealized
     appreciation (depreciation) on:
       Investments                                                 (14,350,175)
       Short positions                                              (1,025,037)
       Foreign currency                                                 29,018
                                                                  ------------
   Net realized and unrealized
     (losses) on investments                                       (15,172,865)
                                                                  ------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                 $(11,538,970)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED               YEAR ENDED
                                                                            SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                                                            ------------------       ------------------
OPERATIONS:
     Net investment income                                                     $  3,633,895             $ 3,194,582
     Net realized gains on investments                                              173,329               3,778,615
     Change in unrealized appreciation (depreciation)                           (15,346,194)              6,349,214
                                                                               ------------             -----------
     Net increase (decrease) in net assets from operations                      (11,538,970)             13,322,411
                                                                               ------------             -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                  (3,668,949)             (3,091,522)
     From net realized gains                                                     (5,267,310)               (733,046)
                                                                               ------------             -----------
     Total distributions                                                         (8,936,259)             (3,824,568)
                                                                               ------------             -----------

CAPITAL SHARE  TRANSACTIONS:
     Proceeds from shares sold                                                  111,777,389              26,921,376
     Proceeds from shares issued to holders in
       reinvestment of dividends                                                  8,261,295               3,521,246
     Cost of shares redeemed                                                    (69,925,391)            (11,286,346)
                                                                               ------------             -----------
     Net increase in net assets from capital
       share transactions                                                        50,113,293              19,156,276
                                                                               ------------             -----------
TOTAL INCREASE IN NET ASSETS                                                     29,638,064              28,654,119

NET ASSETS:
     Beginning of year                                                           87,074,651              58,420,532
                                                                               ------------             -----------
     End of year (including undistributed
       net investment income of $0
       and $58,673, respectively)                                              $116,712,715             $87,074,651
                                                                               ------------             -----------
                                                                               ------------             -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED SEPTEMBER 30,
                                              --------------------------------------------------------------------
                                                2001           2000           1999           1998           1997
                                              --------       --------       --------       --------       --------
PER SHARE DATA:
Net asset value, beginning of period           $12.74         $11.12         $11.97         $11.17         $10.18
                                               ------         ------         ------         ------         ------

Income (loss) from investment operations:
   Net investment income(1)<F1>                  0.38           0.52           0.45           0.40           0.44
   Net realized and unrealized
     gains (losses) on investment               (1.09)          1.75           0.28           1.16           1.32
                                               ------         ------         ------         ------         ------
   Total from investment operations             (0.71)          2.27           0.73           1.56           1.76
                                               ------         ------         ------         ------         ------

Less distributions:
   From net investment income                   (0.37)         (0.51)         (0.44)         (0.40)         (0.46)
   In excess of net investment income           (0.01)            --             --             --          (0.05)
   From net realized gains                      (0.73)         (0.14)         (1.14)         (0.36)         (0.26)
                                               ------         ------         ------         ------         ------
   Total distributions                          (1.11)         (0.65)         (1.58)         (0.76)         (0.77)
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $10.92         $12.74         $11.12         $11.97         $11.17
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return                                   -6.16%         20.98%          6.59%         14.45%         17.96%

Supplemental data and ratios:
   Net assets, end of period             $116,712,715    $87,074,651    $58,420,532    $46,267,018    $30,560,181

Ratio of expenses to
  average net assets:
   Before expense reimbursement                 1.25%(2)<F2>   1.36%(2)<F2>   1.42%(2)<F2>   1.41%          1.47%
   After expense reimbursement                  1.25%(2)<F2>   1.35%(2)<F2>   1.35%(2)<F2>   1.25%          1.25%

Ratio of net investment income
  to average net assets:
   Before expense reimbursement                 3.00%(3)<F3>   4.53%(3)<F3>   3.93%(3)<F3>   3.50%          4.05%
   After expense reimbursement                  3.00%(3)<F3>   4.54%(3)<F3>   4.00%(3)<F3>   3.66%          4.27%

Portfolio turnover rate                       122.21%(4)<F4> 129.74%(4)<F4> 159.02%(4)<F4>  73.43%         35.62%

(1)<F1> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F2>   The operating expense ratios include dividends on short positions.
          The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.24% and 1.24%, respectively, for the year ended September 30, 2001, 1.26% and 1.25%, respectively, for the year ended September 30, 2000 and 1.32% and 1.25%, respectively, for the year ended September 30, 1999.
(3)<F3>   The net investment income ratios include dividends on short positions.
(4)<F4> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2001

    NUMBER                                                           MARKET
   OF SHARES                                                          VALUE
   ---------                                                         ------
                 COMMON STOCKS    54.85%+<F7>

                 COMPUTERS & ELECTRONICS
                   RETAIL    2.32%+<F7>
         39,700  Best Buy Co., Inc.*<F5>                          $  1,804,365
         19,333  Tweeter Home
                   Entertainment Group, Inc.*<F5>                      263,702
         36,627  Ultimate Electronics, Inc.*<F5>                       635,478
                                                                  ------------
                                                                     2,703,545
                                                                  ------------

                 CONSTRUCTION &
                   ENGINEERING    3.34%+<F7>
         34,900  Fluor Corporation                                   1,343,650
         34,350  Granite Construction
                   Incorporated                                        880,734
         26,800  Jacobs Engineering
                   Group Inc.*<F5>                                   1,672,320
                                                                  ------------
                                                                     3,896,704
                                                                  ------------

                 ENVIRONMENTAL SERVICES    6.80%+<F7>
        160,300  Republic Services, Inc.*<F5>                        2,596,860
         37,541  Stericycle, Inc.*<F5>                               1,564,709
         26,773  Waste Connections, Inc.*<F5>                          722,871
        114,000  Waste Management, Inc.                              3,048,360
                                                                  ------------
                                                                     7,932,800
                                                                  ------------

                 HEALTH CARE FACILITIES    0.94%+<F7>
         42,567  Sunrise Assisted Living, Inc.*<F5>                  1,099,506
                                                                  ------------

                 LIFE & HEALTH INSURANCE    9.30%+<F7>
         59,200  John Hancock Financial
                   Services, Inc.                                    2,365,040
         28,300  Lincoln National
                   Corporation                                       1,319,629
         86,400  MetLife, Inc.                                       2,566,080
         35,800  StanCorp Financial
                   Group, Inc.                                       1,732,720
         38,840  Torchmark Corporation                               1,514,760
         53,940  UnumProvident
                   Corporation                                       1,361,985
                                                                  ------------
                                                                    10,860,214
                                                                  ------------

                 OFFICE ELECTRONICS    3.80%+<F7>
         50,400  CANON INC.                                          1,365,840
         19,530  Global Imaging
                   Systems, Inc.*<F5>                                  337,088
        102,240  IKON Office Solutions, Inc.                           789,293
        250,207  Xerox Corporation*<F5>                              1,939,104
                                                                  ------------
                                                                     4,431,325
                                                                  ------------

                 OIL & GAS REFINING &
                   MARKETING    8.77%+<F7>
         16,130  Forest Oil Corporation*<F5>                           400,024
         13,896  Murphy Oil Corporation                              1,005,515
         89,933  Ocean Energy Inc.                                   1,465,908
         37,760  Pioneer Natural
                   Resources Company                                   537,325
         28,967  Pogo Producing Company                                680,724
         45,840  Remington Oil & Gas
                   Corporation*<F5>                                    600,046
         49,559  Sunoco, Inc.                                        1,764,300
         87,640  Tesoro Petroleum
                   Corporation*<F5>                                  1,042,916
         41,560  Valero Energy Corporation                           1,458,756
         91,928  XTO Energy, Inc.                                    1,282,396
                                                                  ------------
                                                                    10,237,910
                                                                  ------------

                 SEMICONDUCTOR EQUIPMENT    3.62%+<F7>
         12,070  Cabot Microelectronics
                   Corporation*<F5>                                    583,102
         25,200  FEI Company*<F5>                                      548,100
         41,400  KLA-Tencor Corporation*<F5>                         1,307,412
        105,100  Lam Research
                   Corporation*<F5>                                  1,781,445
                                                                  ------------
                                                                     4,220,059
                                                                  ------------

                 SMALL CAP VALUE    3.39%+<F7>
         66,030  Borders Group, Inc.*<F5>                            1,264,474
         54,507  Milacron Inc.                                         651,904
         30,740  Reebok International Ltd.*<F5>                        636,318
         32,808  Russell Corporation                                   450,454
         39,861  Stewart & Stevenson
                   Services, Inc.                                      959,853
                                                                  ------------
                                                                     3,963,003
                                                                  ------------

                 STEEL    4.75%+<F7>
        140,900  Allegheny Technologies, Inc.                        1,878,197
         14,200  Carpenter Technology
                   Corporation                                         315,950
         43,000  Nucor Corporation                                   1,707,100
         31,900  Ryerson Tull, Inc.                                    400,345
         30,327  Steel Dynamics, Inc.*<F5>                             299,934
         31,574  UCAR International Inc.*<F5>                          281,009
         59,293  Worthington
                   Industries, Inc.                                    667,046
                                                                  ------------
                                                                     5,549,581
                                                                  ------------

                 UNDERVALUED AND UNLOVED+<F8>    7.82%+<F7>
         31,800  AmerUs Group Co.                                    1,119,360
         29,730  Caterpillar Inc.                                    1,331,904
         28,200  CSX Corporation                                       888,300
         15,490  General Motors Corporation                            664,521
         89,200  Hibernia Corporation                                1,458,420
         30,850  Lafarge North America Inc.                          1,030,390
         43,228  NL Industries, Inc.                                   647,988
         64,933  Old Republic International
                   Corporation                                       1,701,894
          8,431  Textron, Inc.                                         283,366
                                                                  ------------
                                                                     9,126,143
                                                                  ------------
                 Total Common Stocks
                   (Cost $73,803,690)                               64,020,790
                                                                  ------------

                 INVESTMENT
                   COMPANIES    13.61%+<F7>

                 EMERGING COUNTRY FUNDS    4.49%+<F7>
         17,200  Asia Pacific Fund, Inc.                               111,456
         35,200  Asia Tigers Fund*<F5>                                 184,096
         30,600  Brazil Fund, Inc.                                     362,610
         17,599  China Fund                                            187,605
         26,400  Fidelity Advisors Emerging
                   Asia Fund*<F5>                                      225,192
         36,600  First Philippine Fund                                  95,160
        101,700  Greater China Fund                                    772,920
         31,200  India Fund*<F5>                                       247,416
         32,700  iShares MSCI Malaysia                                 142,572
         26,400  iShares MSCI Singapore                                109,824
         40,400  Jardine Fleming India Fund*<F5>                       241,592
         65,795  Korea Fund, Inc.*<F5>                                 598,734
         38,900  The Mexico Fund, Inc.                                 594,392
         66,400  Morgan Stanley
                   Asia-Pacific Fund                                   418,320
         22,400  Scudder New Asia Fund, Inc.                           157,472
         34,000  Taiwan Fund, Inc.*<F5>                                258,060
         36,000  Templeton China World Fund                            267,120
         58,900  The Singapore Fund, Inc.                              266,817
                                                                  ------------
                                                                     5,241,358
                                                                  ------------

                 BOND FUNDS    9.12%+<F7>
        420,572  Columbia High Yield Fund                            3,629,532
        460,501  Northeast Investors Trust                           3,393,891
        490,684  OFFITBANK High
                   Yield Fund                                        3,616,343
                                                                  ------------
                                                                    10,639,766
                                                                  ------------
                 Total Investment Companies
                   (Cost $13,981,721)                               15,881,124
                                                                  ------------

   PRINCIPAL
    AMOUNT
   ---------
                 FIXED INCOME
                   SECURITIES    26.77%+<F7>

                 FOREIGN BONDS    3.54%+<F7>
AUD  $7,931,000  New South Wales Treasury
                   Corp., 6.50%, 5/1/2006                            4,126,093
                                                                  ------------
                 CORPORATE BONDS    23.23%+<F7>
      3,896,000  American General Finance,
                   8.500%, 7/1/2030                                  4,395,015
      2,002,000  American Re Corp.,
                   7.450%, 12/15/2026                                2,091,822
      2,807,000  Aon Capital Trust,
                   8.205%, 1/1/2027                                  2,818,351
      2,000,000  Daimler Chrysler,
                   8.500%, 1/18/2031                                 2,109,966
      1,845,000  Deere & Co.,
                   8.100%, 5/15/2030                                 2,028,330
      4,000,000  Ford Motor Company,
                   7.450%, 07/16/2031                                3,765,912
      1,370,000  GE Global,
                   6.450%, 3/1/2019                                  1,308,290
      2,445,000  MMI Capital Trust,
                   7.625%, 12/15/2027                                2,290,253
      2,051,000  Nationsbank Corporation,
                    6.800%, 3/15/2028                                1,928,170
     $2,220,000  Northern Illinois Gas,
                   6.580%, 2/15/2028                                 2,030,743
      2,578,000  Sears Roebuck,
                   6.875%, 10/15/2017                                2,346,096
                                                                  ------------
                                                                    27,112,948
                                                                  ------------
                 Total Fixed Income
                   Securities
                   (Cost $29,972,492)                               31,239,041
                                                                  ------------

                 SHORT-TERM
                   INVESTMENTS    2.16%+<F7>

                 VARIABLE DEMAND NOTES    2.16%+<F7>
        320,000  American Family Financial
                   Services, Inc., 2.3156%, #<F6>                      320,000
      2,074,939  Firstar Bank, 2.4163%, #<F6>                        2,074,939
         40,000  Wisconsin Corporate Central
                   Credit Union, 2.3363%, #<F6>                         40,000
         90,000  Wisconsin Electric Power
                   Company, 2.3156%, #<F6>                              90,000
                                                                  ------------
                 Total Short-Term
                   Investments
                   (Cost $2,524,939)                                 2,524,939
                                                                  ------------
                 TOTAL INVESTMENTS
                   97.39%+<F7>
                   (COST $120,282,842)                            $113,665,894
                                                                  ------------
                                                                  ------------

 *<F5>  Non-income producing security.
 #<F6>  Variable rate security.  The rates listed are as of 9/30/01.
 +<F7>  Calculated as a percentage of net assets.
 +<F8> To qualify as an Undervalued and Unloved security, six of the following seven criteria must be met: 1) Price to book ratio less than 2.0x; 2) S&P rating minimum of B-; 3) Cash to market capitalization ratio of at least 10%; 4) Indicated dividend yield of at least 3.0%; 5) Total long-term debt to market capitalization ratio of less than 50%; 6) Price to normalized earnings ratio less than 12.0x and 7) Price to cash flow ratio less than 80% of S&P 500 cash flow ratio.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Leuthold Core Investment Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services.
          Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2001, reclassifications were recorded to increase distributions in excess of book net investment income and decrease accumulated undistributed net realized loss on investments by $83,387.

     d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. There were no short positions open as of September 30, 2001.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

     g) Expenses - During the fiscal year ended September 30, 2001, the method of allocating expenses between the three series of the Company changed for the "supporting" expenses of the Company (i.e., director's fees and expenses, insurance expense, legal expense, etc.) The method changed from one that evenly divided the expenses between the three series, to a method which allocates the expenses amongst the three series based on the relative net asset value of the individual series.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                              YEAR ENDED        YEAR ENDED
                            SEPT. 30, 2001    SEPT. 30, 2000
                            --------------    --------------
     Shares sold               8,815,796        2,242,510
     Shares issued to
       holders in
       reinvestment
       of dividends              687,767          296,241
     Shares redeemed          (5,651,279)        (960,075)
                               ---------        ---------
     Net increase              3,852,284        1,578,676
                               ---------        ---------
                               ---------        ---------

3.   INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 2001 were as follows:

                PURCHASES                       SALES
          ----------------------        ----------------------
             U.S.                          U.S.
          GOVERNMENT       OTHER        GOVERNMENT       OTHER
          ----------       -----        ----------       -----
              $0        $193,935,017        $0        $132,760,670

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                     $  4,571,969
     Depreciation                      (11,496,574)
                                      ------------
     Net depreciation on
       investments                    $ (6,924,605)
                                      ------------
                                      ------------

     At September 30, 2001, the cost of investments for federal income tax purposes was $120,590,499.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2001, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $441,531 of brokerage commissions.

5.   INCOME  TAX INFORMATION

     The Fund hereby designates $189,594 as long-term capital gain distributions for purposes of the dividends paid deduction.

6.   DISTRIBUTIONS

     Fifteen percent of dividends paid during the fiscal year ended September 30, 2001, qualify for the dividend received deduction available to corporate shareholders.

7.   NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The Fund will adopt the new guide on October 1, 2001. The revised guide will require various changes to financial statement disclosures. The guide will also require that a fund amortize premium and accrete discounts on all fixed-income securities and classify as interest income gains and losses on paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains and losses. The impact of adopting this change did not have a material impact on the Fund's financial statements at October 1, 2001.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC. AND THE SHAREHOLDERS OF THE LEUTHOLD CORE INVESTMENT FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leuthold Funds, Inc. (a Maryland corporation) Leuthold Core Investment Fund, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leuthold Core Investment Fund as of September 30, 2001, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
October 25, 2001

(LEUTHOLD CORE INVESTMENT FUND)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.